UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)         December 23, 2004
                                                         ------------------

                         Presidential Realty Corporation
 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                (Exact name of registrant as specified in its charter)

         DELAWARE                    1-8594                   13-1954619
        ---------                    -------                  -----------

    (State or other
     jurisdiction of          (Commission File Number)       (I.R.S. Employer
      incorporation)                                           Identification
                                                                 Number)

  180 South Broadway, White Plains, New York                      10605
  ------------------------------------------                      ------
   (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code            (914) 948-1300
                                                              --------------

                          No change since last Report
        -------------------------------------------------------------
        (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17CFR230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17CFR240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17CFR240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))



This Amendment to Form 8-K amends the Company's Current Report on Form 8-K filed on December 28, 2004 (the "Acquisition 8-K").

ITEM 1.01   Entry into a Material Definitive Agreement and

ITEM 2.01   Completion of Acquisition or Disposition of Assets.

As reported in the Company's Acquisition 8-K filed on December 28, 2004, on December 23, 2004 the Company made a $7,500,000 mezzanine loan to The Lightstone Group ("Lightstone") in connection with the acquisition by Lightstone of the Brazos Mall in Lake Jackson, Texas and the Shawnee Mall in Shawnee, Oklahoma (the "Properties"). The loan is secured by the ownership interests in the entities owning the Properties. In connection with the transactions with Lightstone, the Company obtained a 29% economic interest in the entities owning the Properties.

ITEM 9.01         Financial Statements and Exhibits

In its Acquisition 8-K, the Company stated that if financial statements are required by Item 9.01 and applicable regulations with respect to the transactions described in Item 2.01, they would be filed by an amendment to the Acquisition 8-K no later than March 10, 2005. Subsequent to the filing of the Acquisition 8-K, the Company has determined that it is not required to file such financial statements under Item 9.01.






                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to its report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  January 18, 2005                      PRESIDENTIAL REALTY CORPORATION


                                             By:/s/ Jeffrey F. Joseph
                                                ---------------------
                                                Jeffrey F. Joseph
                                                President